UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Carl A. Esposito, Senior Vice President, IDEA by Lear
On May 20, 2024, Lear Corporation (the “Company” or “Lear”) announced the appointment of Carl A. Esposito as Senior Vice President, IDEA by Lear, effective May 16, 2024. Prior to this appointment, Mr. Esposito served as Senior Vice President and President, E-Systems of the Company. As previously announced, IDEA by Lear represents the next phase of the Company’s strategy to drive growth and improve profitability by utilizing technology and automation to develop innovative products and extend its leadership in operational excellence. Mr. Esposito will be the first executive of the Company to hold this position.
Nicholas J. Roelli, Senior Vice President and President, E-Systems
On May 20, 2024, the Company also announced the appointment of Nicholas J. Roelli as Senior Vice President and President, E-Systems of the Company, effective May 16, 2024. Prior to this appointment, Mr. Roelli served as Vice President of Seating, North America of the Company since 2022. He has held various other roles of increasing responsibility since joining Lear in 1994, including as Vice President of Global Seat Structures since 2016. Mr. Roelli will succeed Mr. Esposito.
In connection with his appointment, Mr. Roelli and the Company entered into an employment agreement, dated May 16, 2024, which sets forth the terms of his employment with the Company (“Mr. Roelli’s Agreement”). Pursuant to Mr. Roelli’s Agreement, Mr. Roelli will receive an annual base salary of $650,000 and will be eligible to receive an annual incentive compensation bonus. In addition, Mr. Roelli will be eligible to receive awards under the Company’s 2019 Long-Term Incentive Plan (the “2019 LTSIP”), or any successor plan, and participate in the Company’s employee benefit plans and arrangements, as the same are generally made available to senior executives of the Company.
Mr. Roelli’s Agreement provides for severance to be paid to the executive upon a termination without Cause or for Good Reason, as such capitalized terms are defined in Mr. Roelli’s Agreement, in amounts consisting of (i) any earned but yet-unpaid base salary and other accrued amounts payable through the date of termination, (ii) a lump sum equivalent to two times the sum of the executive’s (A) annualized base salary and (B) annual incentive bonus at target, (iii) continued welfare benefits for a period of two (2) years following termination, and (iv) with respect to unvested performance-based awards under the 2019 LTSIP, a pro rata portion (based on the number of full calendar months in the performance period prior to termination) of the amount the executive would have been entitled to receive had the executive remained employed until the last day of the applicable performance period.
Mr. Roelli’s Agreement provides for certain non-competition and non-solicitation restrictions for a 12- to 24-month period after termination of employment, depending on the type of termination, during which time the executive may not compete, directly or indirectly, with the Company or its affiliates in any geography in which the Company or its affiliates do business in any capacity, whether as an employee, director, consultant, owner, manager, advisor of or otherwise, in any business that is competitive with the business of the Company or its affiliates, nor may the executive solicit or attempt to solicit any employee of, individual serving as an independent contractor to, or customer of the Company or its affiliates. Mr. Roelli is also subject to a general confidentiality provision with an indefinite term.
There is no arrangement or understanding between Mr. Roelli and any other person pursuant to which or Mr. Roelli was appointed to his position with the Company. There are no transactions involving Mr. Roelli requiring disclosure under Item 404(a) of Regulation S-K.
The foregoing summary of Mr. Roelli’s Agreement does not purport to be complete and is qualified in its entirety by reference to Mr. Roelli’s Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 16, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Election of directors
Mei-Wei Cheng	51,682,932	257,395	27,704	1,067,068
Jonathan F. Foster	48,135,954	3,804,568	27,509	1,067,068
Bradley M. Halverson	51,490,182	450,440	27,409	1,067,068
Mary Lou Jepsen	51,496,806	444,480	26,745	1,067,068
Roger A. Krone	51,639,067	301,243	27,721	1,067,068
Patricia L. Lewis	51,566,558	374,611	26,862	1,067,068
Kathleen A. Ligocki	48,312,659	3,628,625	26,747	1,067,068
Conrad L. Mallett, Jr.	48,111,527	3,829,045	27,459	1,067,068
Raymond E. Scott	51,298,605	642,046	27,380	1,067,068
Gregory C. Smith	48,920,545	3,019,996	27,490	1,067,068

Ratification of appointment of independent registered public accounting firm
	51,076,826	1,940,191	18,082	N/A

Advisory approval of Lear’s executive compensation
	46,865,658	5,072,563	29,810	1,067,068

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
A copy of the press release containing the announcement of Mr. Esposito's and Mr. Roelli’s appointments is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Section 9 - Regulation FD
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated May 16, 2024, by and between Mr. Roelli and Lear Corporation.

99.1
Press Release, dated May 20, 2024, announcing appointments of Carl A. Esposito to serve as Senior Vice President, IDEA by Lear and Mr. Roelli to serve as Senior Vice President and President, E-Systems of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

May 20, 2024	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer